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                Inflation-Indexed Securities Fund

                          ANNUAL REPORT

                         October 31, 1997

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1997

      Principal
       Amount                                                                                 Value
      ---------                                                                            -----------
                     U.S. TREASURY NOTES (85.4%)
      $5,596,953     3.375%, 1/15/2007..................................................  $ 5,521,730
       6,203,531     3.625%, 7/15/2002..................................................    6,215,131
                                                                                          -----------
                          Total U.S. Treasury Notes (identified cost $11,720,895) ......   11,736,861
                                                                                          -----------
                     NEW ZEALAND GOVERNMENT NOTES (2.3%)
         500,000     4.50%, 2/15/2016 (identified cost $329,710) .......................      311,378
                                                                                          -----------
                     TENNESSEE VALLEY AUTHORITY NOTES (2.1%)
         304,458     3.375%, 1/15/2007 (identified cost $295,363).......................      296,816
                                                                                          -----------
       1,100,000     REPURCHASE AGREEMENT (8.0%)
                     J.P. Morgan & Co., 5.65%, 10/3/97
                         (Agreement dated 5/31/97 collateralized by
                          $1,072,000 U.S. Treasury Notes 6.500%, due
                          5/31/2000; $1,100,518 to be received upon maturity)
                          (identified cost $1,100,000)..................................    1,100,000
                                                                                          -----------

   TOTAL INVESTMENTS (identified cost $13,445,968) (a) ..................      97.8%       13,445,055
   CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .......................       2.2           298,736
                                                                              -----       -----------
   NET ASSETS ...........................................................     100.0%      $13,743,791
                                                                              =====       ===========

--------------
(a) The aggregate cost for federal income tax purposes is $ 13,445,968, the aggregate gross unrealized appreciation is $18,856 and the aggregate gross unrealized depreciation is $19,769, resulting in net unrealized depreciation of $913.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                Ocotber 31, 1997

ASSETS:
   Investments in securities, at value (identified cost
     $13,445,968) (Note 1) ...................................     $ 13,445,055
   Cash (including $3,725 in foreign currency) ...............           97,642
   Receivables for:
      Interest ...............................................          128,749
      Fund shares sold .......................................           64,734
      Expense payment reimbursement (Note 2) .................            7,462
      Forward foreign currency exchange contracts sold--
        net (Notes 1 and 5) ..................................            2,703
                                                                   ------------
           Total Assets ......................................       13,746,345
                                                                   ------------
LIABILITIES:
   Payable for Administrative fee (Note 2) ...................            2,554
                                                                   ------------
NET ASSETS ...................................................     $ 13,743,791
                                                                   ============
Net Assets Consist of:
     Paid-in capital .........................................     $ 14,346,995
     Undistributed net investment income .....................           40,018
     Accumulated net realized loss ...........................         (644,838)
     Net unrealized appreciation .............................            1,616
                                                                   ------------
Net Assets ...................................................     $ 13,743,791
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($13,743,791 / 1,445,711 shares) ..........................            $9.51
                                                                          =====


                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1997

INVESTMENT INCOME:
      Income:
         Interest ................................................    $ 828,503
                                                                      ---------
      Expenses:
         Expense payment fee (Note 2) ............................       84,581
         Administrative fee (Note 2) .............................       17,260
         Amortization of organization expense ....................        3,239
                                                                      ---------
            Total Expenses .......................................      105,080
                                                                      ---------
            Net Investment Income ................................      723,423
                                                                      ---------
NET REALIZED AND UNREALIZED LOSS (Notes 1 and 3):
         Net realized gain (loss) on:
            Investments ..........................................     (171,848)
            Foreign exchange transactions ........................       36,487
                                                                      ---------
                                                                       (135,361)
                                                                      ---------
         Net change in unrealized appreciation/depreciation on:
            Investments ..........................................     (105,183)
            Foreign currency translations ........................        2,529
                                                                      ---------
                                                                       (102,654)
                                                                      ---------
             Net Realized and Unrealized Loss ....................     (238,015)
                                                                      ---------
         Net Increase in Net Assets Resulting from Operations ....    $ 485,408
                                                                      =========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    For the years ended October 31,
                                                                    -------------------------------
                                                                        1997            1996
                                                                    -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income .....................................   $    723,423    $    662,482
      Net realized loss on investments and
         foreign exchange transactions ..........................       (135,361)        (38,209)
      Net change in unrealized appreciation/depreciation
         on investments and foreign currency translations .......       (102,654)        (14,892)
                                                                    ------------    ------------
        Net increase in net assets resulting from operations ....        485,408         609,381
                                                                    ------------    ------------
  Dividends declared from net investment income (Note 1) ........       (721,857)       (662,076)
                                                                    ------------    ------------
  Capital stock transactions (Note 4):
    Net proceeds from sales of capital stock ....................      9,346,679      10,617,969
    Net asset value of capital stock issued to shareholders
       in reinvestment of dividends and distributions ...........        442,542         376,190
    Net cost of capital stock redeemed ..........................    (12,629,700)     (4,950,751)
                                                                    ------------    ------------
     Net increase (decrease) in net assets resulting from capital
         stock transactions .....................................     (2,840,479)      6,043,408
                                                                    ------------    ------------
        Total increase (decrease) in net assets .................     (3,076,928)      5,990,713

NET ASSETS:
  Beginning of period ...........................................     16,820,719      10,830,006
                                                                    ------------    ------------
  End of period (including undistributed net investment income
     of $40,018 and $406, respectively) .........................   $ 13,743,791    $ 16,820,719
                                                                    ============    ============

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                              For the years ended October 31,
                                                    --------------------------------------------------
                                                    1997         1996        1995       1994       1993
                                                   -------      ------      ------     ------     ------
Net asset value, beginning of year...............    $9.67       $9.76       $9.37     $10.17     $ 9.93

Income from investment operations:
  Net investment income..........................     0.48        0.55        0.54       0.52       0.50
  Net realized and unrealized gain (loss)........    (0.16)      (0.09)       0.39      (0.74)      0.26

Less dividends and distributions (Note 1):
  From net investment income.....................    (0.48)      (0.55)      (0.54)     (0.52)     (0.52)
  Net realized gains ............................      --          --          --       (0.05)       --
  In excess of net realized gains................      --          --          --       (0.01)       --
                                                     -----       -----       -----     ------     ------
Net asset value, end of year.....................    $9.51       $9.67       $9.76     $ 9.37     $10.17
                                                     =====       =====       =====     ======     ======
Total Return.....................................     3.40%(1)    4.88%(1)   10.26%(1)  (2.23)%(1)  7.85%(1)

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)........  $13,744     $16,821     $10,830    $10,328     $9,729
  Expenses as a percentage of average
    net assets...................................     0.73%(1)    0.85%(1)    0.85%(1)   0.85%(1)   0.85%(1)
  Ratio of net investment income
    to average net assets........................     4.99%       5.73%       5.66%      5.29%      5.32%
  Portfolio turnover rate........................      372%        114%        228%       129%       149%

--------------------
 (1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

     Ratio of expenses to average net
       assets ............................. 1.24%  1.40%  1.40%   1.46%    1.46%
     Total return.......................... 2.89%  4.33%  9.71%  (2.84)%   7.24%

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997, 1996 and 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.26%, 1.42% and 1.43%, respectively.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization and initial public offering of its shares are being amortized on a straight-line basis over a five-year period.

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            F. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

2.  Transactions  with  Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. Prior to March 1, 1997, the Adviser received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets, on an annualized basis.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. Prior to March 1, 1997, the Administrator received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.15% of the Fund's average net assets, on an annualized basis. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1997, the Fund incurred $17,260 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed upon annual rate of 0.85% of the average daily net assets of the Fund. For the year ended October 31, 1997, 59 Wall Street Administrators, Inc. incurred $159,382 in expenses, including investment advisory fees of $44,539 and shareholder servicing/eligible institution fees of $36,213, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 2000.

      3. Investment Transactions. For the year ended October 31, 1997, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $49,297,738 and $52,463,789, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $2,630 as a result of an expense offset arrangement with the Fund's custodian.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                 For the years ended October 31,
                                                 -------------------------------
                                                        1997           1996
                                                    ----------      ---------
      Capital stock sold..........................     979,948      1,102,127
      Capital stock issued in connection with
        reinvestment of dividends.................      46,533         38,983
      Capital stock repurchased...................  (1,320,039)      (511,651)
                                                    ----------      ---------
      Net increase (decrease).....................    (293,558)       629,459
                                                    ==========      =========

      5. Financial Instruments with Off-Balance Sheet Risk. At October 31, 1997, the Inflation-Indexed Securities Fund had outstanding forward currency contracts as a hedge to protect against possible changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears risk of an unfavorable change in the foreign exchange rate underlying the forward contracts.

      Forward foreign currency exchange contracts open at October 31, 1997:

                   Contracts        In Exchange       Deliver        Unrealized
                  to deliver            For            Date         Appreciation
                  ----------        -----------      --------       ------------
                    $793,187       CAD 1,085,477      12/2/97         $(21,754)
        CAD        1,085,477            $787,719      12/2/97           16,286
        NZD          482,118            $307,784      12/2/97            8,171
                                                                      --------
                                                                      $  2,703
                                                                      ========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Inflation-Indexed Securities Fund (a series of
The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income
Fund) (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Inflation-Indexed Securities Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 12, 1997

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1997.

Inflation-Indexed Securities Fund

      For the year ending October 31, 1997, interest rates declined 5-50 basis points. A combination of lower inflation, a much lower federal government budget deficit, and global equity market volatility caused long bond yields to drop to their lowest levels in over 18 months. Long term Treasuries closed the fiscal year at 6.15%.

      The Fund's maturity structure began the year slightly longer than the index. During the year, the Fund's investment strategy was changed from a short/intermediate orientation to an inflation indexed orientation. To implement the new strategy, we sold the current holdings and bought securities with inflation protection. 1997 marked the first time the US Treasury has issued inflation protected securities. The securities have a fixed coupon and a fluctuating inflation adjustment to principal. In addition to US Inflation Indexed Bonds, the Fund owns Canadian and New Zealand Real Return Bonds. All foreign bond currencies are hedged back into the US Dollar. The holdings of foreign bonds have benefited the fund as foreign inflation protected securities have outperformed US securities. Within the US Treasury holdings there are currently 2 inflation protected securities, a five and ten year security. The portfolio has traded between the two when the spreads have been attractive.

      Since the inception of inflation indexed securities the bonds have exhibited lower volatility than fixed rate bonds, but have also under performed fixed U.S. rate bonds. The under performance has been a result of actual inflation coming in lower than anticipated. This in turn led market participants to lower their expectation of future inflation which led to superior performance in non-inflation indexed securities. As a result of this under performance, we believe that inflation indexed securities currently represent a very inexpensive protection against rising inflation.

               Inflation-Indexed Securities Fund Growth of $10,000

 [The following table was represented as a line graph in the printed material.]


                             Inflation-Indexed        Three Year
              Date            Securities Fund*       Treasury Note
              ----            ---------------        -------------
             6/30/92              $10,000               $10,000
             7/31/92               $9,950                $9,972
             8/31/92              $10,060               $10,095
             9/30/92              $10,191               $10,216
            10/31/92              $10,049               $10,114
            11/30/92               $9,989               $10,066
            12/31/92              $10,109               $10,186
             1/31/93              $10,313               $10,347
             2/28/93              $10,467               $10,478
             3/31/93              $10,485               $10,518
             4/30/93              $10,568               $10,598
             5/31/93              $10,526               $10,547
             6/30/93              $10,650               $10,664
             7/31/93              $10,671               $10,682
             8/31/93              $10,791               $10,805
             9/30/93              $10,823               $10,840
            10/31/93              $10,839               $10,857
            11/30/93              $10,804               $10,842
            12/31/93              $10,817               $10,890
             1/31/94              $10,916               $10,969
             2/28/94              $10,797               $10,853
             3/31/94              $10,627               $10,733
             4/30/94              $10,533               $10,654
             5/31/94              $10,538               $10,659
             6/30/94              $10,539               $10,674
             7/31/94              $10,667               $10,788
             8/31/94              $10,691               $10,822
             9/30/94              $10,605               $10,741
            10/31/94              $10,596               $10,767
            11/30/94              $10,531               $10,694
            12/31/94              $10,561               $10,717
             1/31/95              $10,714               $10,902
             2/28/95              $10,899               $11,089
             3/31/95              $10,952               $11,150
             4/30/95              $11,072               $11,269
             5/31/95              $11,348               $11,547
             6/30/95              $11,412               $11,603
             7/31/95              $11,413               $11,620
             8/31/95              $11,507               $11,699
             9/30/95              $11,584               $11,762
            10/31/95              $11,683               $11,889
            11/30/95              $11,807               $12,026
            12/31/95              $11,911               $12,143
             1/31/96              $11,995               $12,253
             2/29/96              $11,901               $12,149
             3/31/96              $11,837               $12,098
             4/30/96              $11,798               $12,064
             5/31/96              $11,791               $12,067
             6/30/96              $11,893               $12,176
             7/31/96              $11,926               $12,213
             8/31/96              $11,933               $12,239
             9/30/96              $12,066               $12,387
            10/31/96              $12,253               $12,575
            11/29/96              $12,383               $12,699
            12/31/96              $12,325               $12,652
             1/31/97              $12,383               $12,708
             2/28/97              $12,392               $12,718
             3/31/97              $12,259               $12,675
             4/30/97              $12,351               $12,798
             5/30/97              $12,384                 12890
             6/30/97              $12,372                 13000
             7/31/97              $12,498                 13208
             8/31/97              $12,506               $13,183
             9/30/97              $12,527               $13,328
            10/31/97              $12,670               $13,448

* net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Stree
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective  investors  unless  preceded  or  accompanied  by  an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.